Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MPM Technologies, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
J. Luciano, Chairman and Chief Executive Officer of the Company, and Glen Hjort, Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. section 1350 as adopted pursuant to section 906 of the Sarbarnes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael J. Luciano                                   /s/ Glen Hjort
----------------------                                   ---------------
Michael J. Luciano                                       Glen Hjort
Chairman and Chief Executive Officer                     Chief Financial Officer
March 13, 2009                                           March 13, 2009